Exhibit 1.1

Execution Copy

DIAMONDROCK HOSPITALITY COMPANY

(a Maryland corporation)

20,000,000 Shares of Common Stock

PURCHASE AGREEMENT

Dated:  July 9, 2012

DIAMONDROCK HOSPITALITY COMPANY

(a Maryland corporation)

20,000,000 Shares of Common Stock

(Par Value $0.01 Per Share)

PURCHASE AGREEMENT

July 9, 2012

GOLDMAN, SACHS & CO.
200 West Street
New York, New York 10282

Ladies and Gentlemen:

DiamondRock Hospitality Company, a Maryland corporation (the “Company”), and DiamondRock Hospitality Limited Partnership, a Delaware limited partnership (the “Partnership”), confirm their respective agreements with Goldman, Sachs & Co. (the “Underwriter”), with respect to (i) the sale by the Company and the purchase by the Underwriter of 20,000,000 shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) and (ii) the grant by the Company to the Underwriter of the option described in Section 2(b) hereof to purchase all or any part of 3,000,000 additional shares of Common Stock. The aforesaid 20,000,000 shares of Common Stock (the “Initial Securities”) to be purchased by the Underwriter and all or any part of the 3,000,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the “Option Securities”) are hereinafter called, collectively, the “Securities.”

The Company understands that the Underwriter proposes to make a public offering of the Securities as soon as the Underwriter deems advisable after this Agreement has been executed and delivered.

The Company has filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 on August 12, 2009 (No. 333-161298), which registration statement included a related basic prospectus dated August 12, 2009 (the “Basic Prospectus”), relating to an indeterminate aggregate offering price or number of, among other securities, the Securities.  Registration Statement 333-161298, including any amendments thereto filed prior to the Applicable Time, became effective upon filing with the Commission under the Securities Act of 1933, as amended (the “1933 Act”) and the rules and regulations thereunder (the “1933 Act Regulations”).  The Company has prepared and filed such amendments thereto, if any, and such amended preliminary prospectuses, if any, as may have been required to the date hereof. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of paragraph (b) of Rule 424 (“Rule 424(b)”) of the 1933 Act Regulations. Any information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B of the 1933 Act (“Rule 430B”) is referred to as “Rule 430B Information.” Each prospectus used in connection with the offering of Securities that omitted Rule 430B Information is herein called a “preliminary prospectus.” Except where the context otherwise requires, Registration Statement 333-161298, on each date and time that such registration statement and any post-effective amendment or amendments thereto became or becomes effective (each, an “Effective Date”), including all documents filed as part thereof or incorporated by reference thereto and the documents included therein by the 1933 Act Regulations, including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement, collectively, are herein called the “Registration Statement,” and the Basic Prospectus, as supplemented by the final Prospectus Supplement, in the form first used by the Company in connection with confirmation of sales of the Securities, is herein called the “Prospectus.” Any reference in this Agreement to the Registration Statement, the General Disclosure Package (defined below), the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as of each Effective Date or the Execution Time (defined below) or the date of the Prospectus, as the case may be (it being understood that the several specific references in this Agreement to documents incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus are for clarifying purposes only and are not meant to limit the inclusiveness of any other definition herein). For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

C-1

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “stated” or “described” in the Registration Statement, the General Disclosure Package or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, the General Disclosure Package or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations of the Commission promulgated thereunder (the “1934 Act Regulations”), which is or is deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be.

The Company owns 100% of the partnership interests of the Partnership and is the sole general partner of the Partnership.  The Partnership directly or indirectly owns twenty three (23) hotels as described in the Prospectus (individually a “Hotel” and collectively, the “Hotels”).  The Company has entered into an agreement (the “Acquisition Agreement”) to acquire four (4) additional hotels (the “Additional Hotels”) as described in the General Disclosure Package and the Prospectus (the “Acquisition”).  In connection with the Acquisition Agreement, the Company will enter into that certain Registration Rights and Lock-Up Agreement, to be dated as of the closing date of the transactions contemplated by the Acquisition Agreement, with the holder listed on Exhibit A to such Registration Rights and Lock-Up Agreement (the “Registration Rights Agreement”). The Partnership (or one of its subsidiaries) leases each of the Hotels to a wholly-owned subsidiary (a “Lessee”), pursuant to a separate lease (collectively, the “Leases”).  The Partnership will lease the Additional Hotels to Lessees pursuant to a lease (the “Additional Hotel Leases”) substantially similar to the Leases.  All of the Hotels are operated and managed by a manager pursuant to separate management agreements (collectively, the “Management Agreements”), each between a Lessee and a Manager (defined below).  Two additional managers (the “Additional Managers”) will operate the Additional Hotels pursuant to separate management agreements (the “Additional Management Agreements”) each between a Lessee and the respective Additional Manager, two of which will be assumed and two of which will be amended and executed in accordance with the terms of the Acquisition Agreement.  Each manager of the Hotels and each Additional Manager are herein referred to individually as a “Manager” and collectively as the “Managers.” Two additional franchise agreements will be entered into between a Lessee and a franchisor (the “Additional Franchise Agreements”). The Leases and the Management Agreements are referred to herein, collectively, as the “Hotel Agreements.”  The Acquisition Agreement, the Registration Rights Agreement, the Additional Hotel Leases, the Additional Management Agreements and the Additional Franchise Agreements are referred to herein as the “Transaction Agreements.”

1.             Representations and Warranties.

(a)           Representations and Warranties by the Company and the Partnership.  The Company and the Partnership, jointly and severally, represent and warrant to the Underwriter as of the date hereof, the Applicable Time referred to in Section 1(a)(i) hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with the Underwriter, as follows:

(i)           Status as a Well-Known Seasoned Issuer.  (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the Securities Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 of the 1933 Act, and (iv) at the Execution Time of this Agreement (with such date being used as the determination date for purposes of this clause (iv)), the Company was and is a “well-known seasoned issuer” as defined in Rule 405 of the 1933 Act.  The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 of the 1933 Act. The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the 1933 Act objecting to use of the automatic shelf registration statement form, and the Company has not otherwise ceased to be eligible to use the automatic shelf registration statement form.

(ii)           Compliance with Registration Requirements.

(A)           Each of the Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

(B)           At the respective times the Registration Statement and any post-effective amendments thereto became effective, at each deemed effective date with respect to the Underwriter pursuant to Rule 430B(f)(2) of the 1933 Act Regulations and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(C)           Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(D)           Each document incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply when filed in all material respects with the requirements of the 1934 Act and, when read together with the other information in the General Disclosure Package, as of the Applicable Time, and in the Prospectus, at the date of the Prospectus, at the First Closing Date or the Second Closing Date, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform to the requirements of the 1934 Act, in all material respects, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(E)           As of the Applicable Time (as defined below), neither (x) the Issuer General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, the information set forth on Schedule B hereto and the Statutory Prospectus (as defined below) as of the Applicable Time, all considered together (collectively, the “General Disclosure Package”), nor (y) any individual Issuer Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(F)           Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the issuer notified or notifies the Underwriter as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

(G)          The representations and warranties in subsections (B) through (E) above shall not apply to statements in or omissions from the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein.

(H)          Each preliminary prospectus (including the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto) complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriter for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(I)            At the time of filing the Registration Statement and any post-effective amendments thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 of the 1933 Act Regulations.

(J)           As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means 6:30 p.m. (Eastern time) on July 9, 2012 or such other time as agreed by the Company and the Underwriter.

“Statutory Prospectus” as of any time means the prospectus relating to the Securities that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), relating to the Securities that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a Bona Fide Electronic Road Show (as defined below)), as evidenced by its being specified in Schedule C hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

(iii)           Offering Materials.  The Company has not distributed and will not distribute, prior to the later of the last Date of Delivery or the completion of the Underwriter’s distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than an Issuer General Use Free Writing Prospectus, a preliminary prospectus and the Prospectus.

(iv)           No Stop Order. No stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened or contemplated by the Commission or by the state securities authority of any jurisdiction.  No order preventing or suspending the use of the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened or contemplated by the Commission or by the state securities authority of any jurisdiction.

(v)           Capitalization.  The shares of Common Stock conform in all material respects to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus; immediately prior to the Closing Time, 167,930,396 shares of Common Stock will be issued and outstanding; all of the outstanding shares of Common Stock of the Company and the outstanding shares of capital stock or equity interests of each subsidiary of the Company, all of which are listed on Schedule D attached hereto (each, including the Partnership, except where noted, a “Subsidiary”, and collectively, the “Subsidiaries”) have been duly and validly authorized and issued are fully paid and nonassessable, and except as disclosed in the General Disclosure Package and Prospectus, all of the outstanding shares of capital stock, partnership interests and limited liability company membership interests, as applicable, of the Subsidiaries, including the Partnership, are directly or indirectly owned of record and beneficially by the Company; except as disclosed in the General Disclosure Package and Prospectus, there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any equity interests of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such equity interests or any such convertible or exchangeable securities or obligations or (iii) obligations of the Company or any such Subsidiary to issue any equity interests, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options.

(vi)           Good Standing of the Company.  The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of the State of Maryland, with all requisite corporate power and authority to own, lease and operate its properties, and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus, and is duly qualified or licensed to transact business as a foreign entity and is in good standing in each jurisdiction in which the nature or conduct of its business requires such qualification or license and in which the failure to be so qualified or licensed, individually or in the aggregate, (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on, or result in a material adverse change in, the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the General Disclosure Package and the Prospectus (exclusive of any supplement thereto) (any such effect or change described in clause (ii) hereof is hereinafter called a “Material Adverse Effect”); except for pledges of limited liability company membership interests granted in connection with the incurrence of debt as disclosed in the General Disclosure Package and the Prospectus, all of the issued and outstanding shares of common stock, capital stock, limited liability company membership interests or partnership interests, as applicable, of each Subsidiary are owned by the Company directly or through its Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim; except for restrictions in loan documents entered into in connection with indebtedness, which loan documents were provided to the Underwriter (or its counsel) and are disclosed in the General Disclosure Package and the Prospectus, no Subsidiary is prohibited or restricted, directly or indirectly, from (A) paying dividends to the Company, (B) making any other distribution with respect to such Subsidiary’s capital stock, (C) repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or (D) transferring any such Subsidiary’s property or assets to the Company or to any other Subsidiary; other than the Subsidiaries, the Company does not, and upon completion of the offering of the Securities will not, own, directly or indirectly, any capital stock or other equity securities of any corporation or any ownership interest in any partnership, limited liability company, joint venture or other entity other than the Subsidiaries.

(vii)           Ownership of the Partnership; Good Standing of the Subsidiaries.  The Company is the sole general partner of the Partnership and owns, directly or indirectly, 100% of the partnership interests (“Units”) in the Partnership; the Subsidiaries have been duly incorporated, formed or organized, as the case may be, and are validly existing as a corporation, limited liability company, general partnership or limited partnership, as the case may be, in good standing under the laws of their respective jurisdictions of incorporation, formation or organization, as applicable, with all requisite power and authority to own, lease and operate their respective properties and to conduct their respective business as described in the Registration Statement, the General Disclosure Package and the Prospectus; each Subsidiary is duly qualified or licensed to transact business as a foreign entity and is in good standing in each jurisdiction in which the nature or conduct of its business requires such qualification or license, and in which the failure to be so qualified or licensed, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(viii)        The Partnership Agreement.  The Agreement of Limited Partnership of the Partnership, as further amended and/or restated (the “Partnership Agreement”), has been duly and validly authorized, executed and delivered by or on behalf of each of the partners of the Partnership and constitutes a valid and binding agreement of the parties thereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity.

(ix)          Compliance with Laws.  The Company, the Subsidiaries, the Hotels and, to the knowledge of the Company, the Additional Hotels, are in compliance in all material respects with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates, except where the failure to be in compliance would not have a Material Adverse Effect.

(x)           Absence of Breaches and Defaults. The Company is not in violation of its Articles of Amendment and Restatement, as amended and/or restated (the “Articles”), or its bylaws, as amended and/or restated (the “Bylaws”); the Partnership is not in violation of its Certificate of Limited Partnership or the Partnership Agreement; no Subsidiary is in violation of its organizational documents (including, without limitation, partnership and limited liability company agreements), except for such violations that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; neither the Company nor any Subsidiary is in breach of or default in, nor to the knowledge of the Company and the Partnership has any event occurred which with notice, lapse of time, or both would constitute a breach of or default in, the performance or observance by the Company or any Subsidiary, as the case may be, of any obligation, agreement, contract, franchise, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement, lease or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties is bound, except for such breaches or defaults that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(xi)           Absence of Conflicts.  The execution, delivery and performance of this Agreement, the Transaction Agreements and the other agreements listed as exhibits to the Registration Statement by the Company and the Partnership (to the extent a party thereto) and the issuance, sale and delivery by the Company of the Securities and the consummation of the transactions contemplated herein or in the Transaction Agreements do not and will not (A) conflict with, or result in any breach or constitute a default (nor constitute any event which with notice, lapse of time or both would constitute a breach or default) (i) by the Company of any provisions of its Articles or Bylaws, by the Partnership of any provisions of its Certificate of Limited Partnership or Partnership Agreement, by any Subsidiary (excluding the Partnership) of any provision of its organizational documents, or (ii) by the Company or any Subsidiary of any provision of any obligation, agreement, contract, franchise, license, indenture, mortgage, deed of trust, loan or credit agreement, lease or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, or (iii) by the Company or any Subsidiary under any U.S. federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary, except in the use of clauses (A)(ii) and (A)(iii) above, for such conflicts, breaches or defaults that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any Subsidiary, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(xii)            Company Authorization of Agreement and Offering. The Company has the full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated herein; the Company has the corporate power to issue, sell and deliver the Securities as provided herein; this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law.

(xiii)           Partnership Authorization of Agreement and Offering.  The Partnership has the full partnership power and authority to enter into this Agreement and to consummate the transactions contemplated herein; this Agreement has been duly authorized, executed and delivered by the Partnership and is a legal, valid and binding agreement of the Partnership enforceable against the Partnership in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law.

(xiv)           Authorization and Description of the Acquisition Agreement. The Acquisition Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Partnership, and to the knowledge of the Company and the Partnership, by each of the other parties thereto and constitutes a valid and binding agreement of the parties thereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity; the descriptions of the Acquisition Agreement and the Registration Rights Agreement set forth under the heading “Our Company—Recent Developments” in the General Disclosure Package and the Prospectus constitutes a complete and accurate summary of the material terms thereof.

(xv)            Absence of Further Requirements.  No approval, authorization, consent or order of, or registration or filing with, any U.S. federal, state or local governmental or regulatory commission, board, body, authority or agency is required for the Company’s or the Partnership’s or any Subsidiary’s execution, delivery and performance of this Agreement or the Transaction Agreements or the consummation of the transactions contemplated herein or therein, including the sale and delivery of the Securities, other than (A) such approvals as have been obtained, or will have been obtained before the Closing Time or each Date of Delivery, as the case may be, under the 1933 Act and the 1934 Act, (B) such approvals as have been obtained in connection with the approval of the listing of the Securities on the New York Stock Exchange, (C) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriter and (D) with respect to the Transaction Agreements, such approvals as have been obtained, or will have been obtained either before or after the applicable closing date under the Acquisition Agreement.

(xvi)           Possession of Licenses and Permits.  Each of the Company, the Subsidiaries, and, to the knowledge of the Company, the Managers with respect to the Hotels and the Additional Hotels, has all necessary licenses, permits, authorizations, consents and approvals, possess valid and current certificates, has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses as described in the General Disclosure Package and the Prospectus, except for such licenses, permits, authorizations, consents and other approvals the absence of which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; neither the Company nor any of the Subsidiaries, nor any Hotel nor, to the knowledge of the Company, the Additional Hotels or the Managers with respect to the Hotels or the Additional Hotels, is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such certificate, license, permit, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company, any Subsidiary, any Hotel or any Additional Hotel the effect of which, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

(xvii)           Absence of Proceedings.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, any Hotel or to the knowledge of the Company, any Additional Hotel or, to the knowledge of the Company, the Managers with respect to the Hotels or the Additional Hotels, or which has as the subject thereof any of the respective officers and directors of the Company or any officers, directors, managers or partners of its Subsidiaries, or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency, that are not covered by insurance and (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect.

(xviii)       Financial Statements.  The consolidated financial statements of the Company and the Subsidiaries (the “Covered Entities”), including the notes thereto, included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the consolidated financial position of the respective entities to which such financial statements relate as of the dates indicated and the consolidated results of operations and changes in financial position and shareholders’ equity and cash flows of the Covered Entities for the periods specified; the supporting schedules included or incorporated by reference in the Registration Statement, if any, fairly present the information required to be stated therein; such financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles as applied in the United States (“GAAP”) and on a consistent basis during the periods involved (except as may be expressly stated in the related notes thereto) and in accordance with Regulation S-X promulgated by the Commission; the financial data set forth or incorporated by reference in the Registration Statement, the General Disclosure Package, the preliminary prospectus and the Prospectus fairly present the information shown therein and has been compiled on a basis consistent with the financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus; no other financial statements or supporting schedules are required to be included in the Registration Statement; the unaudited pro forma financial information (including the related notes) included in the Registration Statement, the General Disclosure Package and the Prospectus complies as to form in all material respects with the applicable accounting requirements of the 1933 Act, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable; such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information and such information fairly presents the financial position, results of operations and other information purported to be shown therein at the respective dates for the respective periods specified; and no other pro forma financial information is required to be included or incorporated by reference in the Registration Statement; all disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the 1934 Act and Item 10 of Regulation S-K of the 1933 Act, to the extent applicable.

(xix)          Independent Accountants.  KPMG LLP, who has audited the financial statements of the Covered Entities and has expressed its opinion in reports with respect to the financial statements of the Covered Entities included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, is, and was during the periods covered by its report, an independent registered public accounting firms with respect to the Covered Entities as required by the 1933 Act.

(xx)         No Material Adverse Change in Business.  Subsequent to the respective dates as of which information is given in the Registration Statement, the General Disclosure Package, the preliminary prospectus and the Prospectus, and except as may be otherwise stated in the Registration Statement, the General Disclosure Package or the Prospectus, as of the date hereof and the Closing Time and each Date of Delivery, as the case may be, there has not been (A) any Material Adverse Effect, whether or not arising in the ordinary course of business, (B) any probable transaction or binding agreement that is material to the Company and the Subsidiaries taken as a whole, entered into by the Company or any of the Subsidiaries, (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary that could reasonably be expected to result in a Material Adverse Effect or (D) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or repurchase or redemption by the Company of any class of capital stock.

(xxi)        Registration Rights.  Except as disclosed in the Registration Statement, the General Disclosure Package, the preliminary prospectus and the Prospectus, there are no persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act; and no person has a right of participation or first refusal with respect to the sale of the Securities by the Company.

(xxii)       Authorization of the Securities.  The issuance and sale of the Securities to the Underwriter hereunder have been duly authorized by the Company, and when issued and duly delivered against payment therefor as contemplated by this Agreement, the Securities will be validly issued, fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim created by or known to the Company, and the issuance and sale of the Securities by the Company is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or under any agreement to which the Company or any Subsidiary is a party.

(xxiii)      Authorization of the Units.  The issuance of the Units to the Company in exchange for contribution of proceeds from the sale of the Securities described in the General Disclosure Package and the Prospectus has been duly authorized by the Partnership, and when issued and duly delivered against payment therefor, will be validly issued, fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim created by or known to the Company or the Partnership; and the issuance of Units by the Partnership is not subject to preemptive or other similar rights arising by operation of law under the organizational documents of the Partnership or under any agreement to which the Partnership is a party.

(xxiv)      Transfer Taxes.  Except as disclosed in the Registration Statement, the General Disclosure Package and in the Prospectus, there are no transfer taxes or other similar fees or charges under Federal law or the laws of any state or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Securities.

(xxv)       Listing on NYSE.  The Securities have been registered pursuant to Section 12(b) of the 1934 Act and at the Closing Time, the Securities will be duly listed and admitted and authorized for trading on the New York Stock Exchange, subject only to official notice of issuance.

(xxvi)      Absence of Manipulation.  The Company has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(xxvii)     FINRA.  Neither the Company nor any of its affiliates (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the 1934 Act, or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the By-laws of the Financial Industry Regulatory Authority, Inc. (the “FINRA”)) any member firm of the FINRA.

(xxviii)    Legal, Tax or Accounting Advice.  Neither the Company nor the Partnership has relied upon the Underwriter or legal counsel for the Underwriter for any legal, tax or accounting advice in connection with the offering and sale of the Securities.

(xxix)       Form of Stock Certificate.  The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the Articles and Bylaws of the Company and the requirements of the New York Stock Exchange.

(xxx)        Title to Property.  (A) The Company and the Subsidiaries have good and marketable title in fee simple to, or a valid leasehold interest in, all real property owned or leased by them that are material to the business as described in the General Disclosure Package and the Prospectus, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, encroachments, restrictions, mortgages and other defects, except such as are (i) disclosed in the General Disclosure Package and the Prospectus or (ii) listed as an exception to the owner’s or leasehold title insurance policies furnished by the Company to the Underwriter and its counsel or (iii) could not reasonably be expected to have a material adverse effect on the Company’s interest in the related property, the value of such property or the business conducted thereon; (B) any real property, improvements, equipment and personal property held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, in each case, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property by the Company or any Subsidiary; and (C) except with respect to the Company’s corporate headquarters at 3 Bethesda Metro Center, Suite 1500, Bethesda, MD 20814 (the “Headquarters”), the Company or a Subsidiary has an owner’s or leasehold title insurance policy, from a title insurance company licensed to issue such policy, on each property described in the Registration Statement, General Disclosure Package and Prospectus as being owned or leased, as the case may be, by the Company or a Subsidiary, that insures the Company’s or the Subsidiary’s fee simple or leasehold interest, as the case may be, in such real property, which policies include only commercially reasonable exceptions, and with coverages in amounts at least equal to amounts that are generally deemed in the Company’s industry to be commercially reasonable in the markets where the Company’s properties are located.

(xxxi)      Condition of Property.  To the knowledge of the Company, all real property owned or leased by the Company or any Subsidiary (other than the Company’s corporate headquarters office space), whether owned in fee simple or through a joint venture or other partnership, including the Hotels and the Additional Hotels (each, a “Property” and collectively, the “Properties”), is free of any material structural defects and all building systems contained therein are in reasonable working order in all material respects, subject to ordinary wear and tear or, in each instance, the Company or any Subsidiary, as the case may be, has created an adequate reserve or capital budget to effect reasonably required repairs, maintenance and capital expenditures; to the knowledge of the Company, water, storm water, sanitary sewer, electricity and telephone service are all available at the property lines of such property over duly dedicated streets or perpetual easements of record benefiting such property; except as described in the General Disclosure Package and the Prospectus, to the knowledge of the Company, there is no pending or threatened special assessment, tax reduction proceeding or other action that could have a Material Adverse Effect.

(xxxii)     Property Leases.  Except with respect to the Headquarters, each of the properties listed in the General Disclosure Package and the Prospectus as a property with respect to which the Company or one of its Subsidiaries has a leasehold interest is the subject of a lease that (A) is in the name of the relevant Subsidiary and has been duly and validly authorized, executed and delivered by or on behalf of the relevant Subsidiary or (B) has been assigned to a Subsidiary pursuant to an assignment of lease which has been duly and validly authorized, executed and delivered by or on behalf of the relevant Subsidiary and to the knowledge of the Company, by each of the other parties thereto and each such lease constitutes a valid and binding agreement of the parties thereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity.

(xxxiii)    Disclosure of Legal Matters.  The descriptions in the Registration Statement, the General Disclosure Package and the Prospectus of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly in all material respects the information required to be disclosed, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required; all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in the Registration Statement, the General Disclosure Package and the Prospectus are or will be legal, valid and binding obligations of the Company or one or more of the Subsidiaries, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and except with respect to this Agreement to the extent that the indemnification provisions hereof may be limited by federal or state securities laws and public policy considerations in respect thereof; and to the best of the Company’s knowledge, no party thereto is in, or with the passage of time or the giving of notice or both will be in, breach or default under any of such agreements that could have a Material Adverse Effect.

(xxxiv)    Possession of Intellectual Property.  The Company and each Subsidiary, and, to the knowledge of the Company, the Managers with respect to the Hotels and the Additional Hotels, owns or possesses adequate and sufficient licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, domain names, software and design licenses, approvals, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively “Intellectual Property Rights”) necessary to entitle the Company and each Subsidiary to conduct its business as described in the General Disclosure Package and Prospectus; neither the Company nor any Subsidiary has received notice of infringement of or conflict with (and the Company knows of no such infringement of or conflict with) asserted rights of others with respect to any Intellectual Property Rights which could reasonably be expected to have a Material Adverse Effect; neither the Company nor any Subsidiary is a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the General Disclosure Package and Prospectus and are not described as required.

(xxxv)     Accounting and Disclosure Controls.  The Company, each of the Subsidiaries and, to the knowledge of the Company, the Managers with respect to the Hotels and the Additional Hotels, maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; (v) management is made aware of all material transactions concerning the Company or its properties; and (vi) the Company qualifies as a REIT under the requirements of the Code.  The Company, each of the Subsidiaries and, to the knowledge of the Company, the Manager with respect to the Hotels employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding disclosure.

(xxxvi)    Payment of Taxes.  Each of the Company and the Subsidiaries has filed on a timely basis (including in accordance with any applicable extensions) all necessary U.S. federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof or have properly requested extensions thereof (except in any case in which the failure so to file would not reasonably be expected to have a Material Adverse Effect), and have paid all taxes shown as due thereon, and if due and payable, any related or similar assessment, fine or penalty levied against the Company or any of the Subsidiaries; no tax deficiency has been asserted against any such entity, nor does the Company or any of the Subsidiaries know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, could reasonably be expected to have a Material Adverse Effect; all such tax liabilities are adequately provided for on the respective books of such entities.

(xxxvii)   Insurance.  Each of the Company and the Subsidiaries maintains insurance (issued by insurers of recognized financial responsibility) of the types and with policies in such amounts and with such deductibles and covering such risks as are in the reasonable opinion of management prudent for their respective businesses; all policies of insurance and fidelity or surety bonds insuring the Company or any of its Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; the Company has no reason to believe that it or any Subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that could not reasonably be expected to result in a Material Adverse Effect; and except for insurance coverage for the Courtyard Manhattan/Midtown East which was denied by one carrier prior to its conversion to a Marriott Courtyard, neither the Company nor any Subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

(xxxviii)  Environmental Laws.  The Company has obtained Phase I Environmental Audits with respect to the Properties as described in the General Disclosure Package and the Prospectus and except as otherwise disclosed in the General Disclosure Package and the Prospectus, (i) none of the Company, the Partnership, any of the Subsidiaries nor, to the knowledge of the Company, any other owners of the Properties, has used, handled, stored, treated, transported, manufactured, spilled, leaked, released or discharged, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as defined below) on, in, under or affecting any Property, except for the use, handling, storage, and transportation of Hazardous Materials (a) necessary for the operation of the Hotels and consistent with (1) the practice of comparable hotels in the industry and (2) the intended or recommended use, handling, storage and transportation of such Hazardous Materials, and (b) in compliance with applicable Environmental Statutes (as defined below); (ii) the Company, the Partnership and the other Subsidiaries do not intend to use any Property or any subsequently acquired properties for the purpose of using, handling, storing, treating, transporting, manufacturing, spilling, leaking, discharging, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials, except for the use, handling, storage, and transportation of Hazardous Materials (a) necessary for the operation of the Hotels and consistent with (1) the practice of comparable hotels in the industry and (2) the intended or recommended use, handling, storage and transportation of such Hazardous Materials, and (b) in compliance with applicable Environmental Statutes; (iii) none of the Company, the Partnership, nor any of the other Subsidiaries has received any notice of, or has any knowledge of, any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any federal, state or local environmental statute or regulation or under common law, pertaining to Hazardous Materials on or originating from any Property or any assets described in the General Disclosure Package and the Prospectus or any other real property owned or occupied by any such party or arising out of the conduct of any such party or of an agent of any such party, including without limitation a claim under or pursuant to any Environmental Statute; and (iv) no Property is included or proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the “EPA”) or, to the knowledge of the Company, proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Statute or issued by any other Governmental Authority (as defined below).

As used herein, “Hazardous Material” shall include, without limitation, any (a) petroleum or petroleum product (including, without limitation, waste or used oil, gasoline, heating oil, kerosene and any other petroleum products or substances or materials derived from or commingled with any petroleum products), infectious medical waste, lead based paint, mold, mycotoxins, microbial matter and airborne pathogens (naturally occurring or otherwise), asbestos in any form that is or could become friable, urea formaldehyde foam insulation, polychlorinated biphenyls (PCBs), radon gas, pollutant, or contaminant (b) waste or substance that is listed, defined, designated, or classified as, or otherwise determined or identified as ignitable, corrosive, dangerous, flammable, explosive, radioactive, toxic, a hazardous substance, a hazardous material, or a hazardous waste by any federal, state or local environmental law, ordinance, order, common law, rule or regulation including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601 et seq. (“CERCLA”), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sections 5101 et seq., the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Sections 11001 et seq., the Toxic Substances Control Act, as amended, 15 U.S.C. Sections 2601 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, as amended, 7 U.S.C. Sections 136 et seq., the Clean Air Act, as amended, 42 U.S.C. Sections 7401 et seq., the Clean Water Act (Federal Water Pollution Control Act), as amended, 33 U.S.C. Sections 1251 et seq., the Safe Drinking Water Act, as amended, 42 U.S.C. Sections 300f et seq., and the Occupational Safety and Health Act, as amended, 29 U.S.C. Sections 651 et seq., as any of the above statutes may be amended from time to time, and in the regulations promulgated pursuant to each of the foregoing (individually, an “Environmental Statute”) or by any federal, state or local governmental authority having or claiming jurisdiction over the properties and assets described in the General Disclosure Package and the Prospectus (a “Governmental Authority”).

(xxxix)     Environmental Liabilities.  To the knowledge of the Company, there are no costs or liabilities associated with the Properties pursuant to any Environmental Statute (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with any Environmental Statute or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which could reasonably be expected to have a Material Adverse Effect.

(xl)          Independent Appraisals and Environmental Reports.  To the knowledge of the Company, none of the entities that prepared appraisals of the Properties, nor the entities that prepared Phase I or other environmental assessments with respect to any Property, was employed for such purpose on a contingent basis or has any substantial interest in the Company or any of the Subsidiaries, and none of their directors, officers or employees is connected with the Company or any of the Subsidiaries as a promoter, selling agent, officer, director or employee.

(xli)         Anti-Discrimination Laws.  None of the Company, the Partnership or any Subsidiary or, to the knowledge of the Company, the Managers, with respect to the Hotels and the Additional Hotels, is in violation of or has received notice of any violation with respect to any U.S. federal or state law relating to discrimination in the hiring, termination, promotion, terms or conditions of employment or pay of employees, nor any applicable U.S. federal or state wages and hours law, the violation of any of which could reasonably be expected to have a Material Adverse Effect.

(xlii)        ERISA.  Any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, the Subsidiaries or their “ERISA Affiliates” (as defined below) or to which the Company, the Subsidiaries or their ERISA Affiliates contribute or are required to contribute are in compliance in all material respects with ERISA; “ERISA Affiliate” means any trade or business, whether or not incorporated, which with the Company or a Subsidiary is treated as a single employer under Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the “Code”); no such employee benefit plan is subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA; all contributions required to have been made under each such employee benefit plan have been made on a timely basis; there has been no “prohibited transaction” (as defined in Section 4975 of the Code or Section 406 or 407 of ERISA) for which the Company, the Subsidiaries or their ERISA Affiliates have any material liability; and each such employee benefit plan that is intended to be qualified under Section 401(a) of the Code is so qualified and to the knowledge of the Company, nothing has occurred, whether by action or failure to act, which could reasonably be expected to cause the loss of such qualification, in each case, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(xliii)      Anti-Bribery Laws.  Neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company any officer, director, manager or director purporting to act on behalf of the Company or any of the Subsidiaries has at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any U.S. federal, state, local or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law and the Company’s Code of Business Conduct provided to the Underwriter, or (iii) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries.

(xliv)      Loans to Certain Related Parties.  Except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no outstanding loans or advances or material guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers, directors, managers or trustees of the Company or any of the Subsidiaries or any of the members of the families of any of them.

(xlv)       Sarbanes-Oxley Act.  There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission thereunder (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(xlvi)      Foreign Corrupt Practices Act.  Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, its Subsidiaries, and to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.  “FCPA” means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(xlvii)     Money Laundering Laws.  The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(xlviii)    Office of Foreign Assets Control.  Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xlix)       Affiliations with the Underwriter.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of the Underwriter and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of the Underwriter.

(l)           Compliance with Securities Laws.  All securities issued by the Company, any of the Subsidiaries or any entity established by the Company or any Subsidiary, have been issued and sold in compliance with (i) all applicable federal and state securities laws, (ii) the laws of the applicable jurisdiction of incorporation or formation of the issuing entity, and (iii) to the extent applicable to the issuing entity, the requirements of the New York Stock Exchange.  The Company is in compliance in all material respects with the current listing standards of the New York Stock Exchange.

(li)          Rights and Actions Affecting Properties.  To the knowledge of the Company, each of the Properties complies with all applicable zoning laws, ordinances, regulations and deed restrictions or other covenants in all material respects; if and to the extent there is a failure to comply, such failure, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and will not result in a forfeiture or reversion of title; to the knowledge of the Company, there is no pending or threatened condemnation, zoning change, or other similar proceeding or action that will in any material respect affect the size of use of, improvements on, construction on or access to any of the Properties, except such zoning changes, proceedings or actions that, individually or in the aggregate, would not have a Material Adverse Effect; all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets (including the Properties) of the Partnership or any of the Subsidiaries that are required to be described in the General Disclosure Package and the Prospectus (or the preliminary prospectus) are disclosed therein; to the knowledge of the Company, no lessee, licensee, concessionaire or vendor of any portion of any of the Properties is in default under any of the leases or licenses governing such properties and there is no event which, but for the passage of time or the giving of notice or both could constitute a default under any of such leases or licenses, except such defaults that could not reasonably be expected to have a Material Adverse Effect; no person has an option or right of first refusal to purchase all or any part of any Hotel or, to the knowledge of the Company, any Additional Hotel, or any interest therein, which option or right is required to be described in the Registration Statement, the General Disclosure Package or the Prospectus and which option or right is not so described.

(lii)         Convertible Property Interests.  The mortgages and deeds of trust encumbering the Hotels and the Additional Hotels are not convertible into equity interests in the property, nor will the Company or the Partnership hold a participating interest therein and such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any property not to be owned directly or indirectly by the Company or the Partnership.

(liii)        Finder’s Fees.  Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions herein contemplated.

(liv)        Related Party Transactions.  No relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries on the one hand, and the directors, officers, trustees, managers, shareholders, partners, customers or suppliers of the Company or any of the Subsidiaries on the other hand, which is required to be described in the Registration Statement, the General Disclosure Package and the Prospectus and which is not so described.

(lv)         Investment Company Act.  Neither the Company nor any of the Subsidiaries is, and after giving effect to the offering and sale of the Securities and the use of the proceeds as described under the caption “Use of Proceeds” in the General Disclosure Package and the Prospectus, will be an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(lvi)        Absence of Labor Disputes.  There are no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company or any of the Subsidiaries or, to the knowledge of the Company, the Manager with respect to the Hotels which could reasonably be expected to have a Material Adverse Effect.

(lvii)       Statistical and Market Related Data.  The industry, statistical and market related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources available that the Company believes are reliable and, to the knowledge of the Company, such data are accurate.

(lviii)      Federal Tax Status.  The Company elected to be taxed as a real estate investment trust (a “REIT”) under the Code commencing with its taxable year ended December 31, 2005; commencing with the Company’s taxable year ended December 31, 2005, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and its current and proposed ownership and operations will allow the Company to continue to satisfy the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2012 and in the future; as long as the Partnership has only one member for federal income tax purposes, it will be disregarded as an entity separate from the Company and if and when the Partnership has two or more members for federal income tax purposes, the Partnership will be treated as a partnership within the meaning of Sections 7701(a)(2) and 761(a) of the Code and will not be treated as a publicly traded partnership taxable as a corporation under Section 7704 of the Code; the Company intends to continue to qualify as a REIT under the Code for all subsequent years; and the Company does not know of any event that would reasonably be expected to cause the Company to fail to qualify as a real estate investment trust under the Code for the taxable year ending December 31, 2012 or at any time thereafter.

(lix)         Tax Disclosures.  The factual description of, and the assumptions and representations regarding, the Company’s organization and current and proposed method of operation set forth in the General Disclosure Package and the Prospectus under the headings “Federal Income Tax Considerations Related to Our REIT Election” and “Supplement to Federal Income Tax Considerations” accurately and completely summarize the matters referred to therein in all material respects.

(lx)          Absence of Business Interruption.  Neither the Company, any of its Subsidiaries, nor any Hotel or any Additional Hotel, has sustained, since December 31, 2011, any loss or interference with its business from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or arbitrators’ or court or governmental action, order or decree that could reasonably be expected to have a Material Adverse Effect, otherwise than as set forth in the General Disclosure Package and the Prospectus.

(lxi)         The Acquisition.  The Additional Leases will be, in all material respects, in the form of the Leases, and the Additional Management Agreements will be in the same form as provided to the Underwriter prior to the date hereof. The Registration Rights Agreement will be, in all material respects, in the form of the Registration Rights Agreement provided to the Underwriter prior to the date hereof

(lxii)        Forward-Looking Statements.  Each financial or operational projection or other “forward-looking statement” (as defined by Section 27A of the 1933 Act or Section 21E of the 1934 Act) regarding such financial or operational projection contained in any preliminary prospectus or the Prospectus (i) was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances as determined by the Company and (ii) is accompanied by meaningful cautionary statements identifying those factors based on current expectations and assumptions that could cause actual results to differ materially from those in such forward-looking statement. No such statement was made with the knowledge of an executive officer of the Company that such statement was false or misleading at the time such statement was made.

(b)           Officer’s Certificates.  Any certificate signed by any officer of the Company, the Partnership, or any Subsidiary delivered to the Underwriter or to counsel for the Underwriter pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company and the Partnership to the Underwriter as to the matters covered thereby.

2.             Sale and Delivery to Underwriter; Closing.

(a)           Initial Securities.  On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriter and the Underwriter agrees to purchase from the Company, at the price of $10.03 per share, the Initial Securities.

(b)           Option Securities.  In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriter to purchase up to an additional 3,000,000 shares of Common Stock, at the price per share set forth in paragraph (a) above, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.  The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time upon notice by the Underwriter to the Company setting forth the number of Option Securities as to which the Underwriter is then exercising the option and the time and date of payment and delivery for such Option Securities.  Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Underwriter, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined.

(c)           Denominations; Registration; Payment.  The Securities to be purchased by the Underwriter hereunder shall be delivered by or on behalf of the Company to the Underwriter, in definitive form, and in such authorized denominations and registered in such names as the Underwriter may request upon at least forty-eight hours’ prior notice to the Company, including, at the option of the Underwriter, through the facilities of The Depository Trust Company (“DTC”) for the account of the Underwriter, against payment by or on behalf of the Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Underwriter by the Company upon at least forty-eight hours’ prior notice.  The Company will cause the certificates representing the Initial Securities to be made available for checking and packaging at least twenty-four hours prior to the Closing Time (as defined below) with respect thereto at the office of Hunton & Williams LLP, Riverfront Plaza, East Tower, 951 East Byrd Street, Richmond, Virginia 23219, or at the office of DTC or its designated custodian, as the case may be.  The time and date of such delivery and payment shall be at 9:00 A.M. (Eastern time) on the third business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriter and the Company (such time and date of payment and delivery being herein called “Closing Time”)

In addition, in the event that any or all of the Option Securities are purchased by the Underwriter, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Underwriter and the Company, on each Date of Delivery as specified in the notice from the Underwriter to the Company.

Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to the Underwriter for the account of the Underwriter of certificates for the Securities to be purchased by it.

3.             Covenants of the Company and the Partnership.  The Company and the Partnership, jointly and severally, covenant with the Underwriter as follows:

(a)           Compliance with Securities Regulations and Commission Requests.  The Company, subject to Section 3(b), will comply with the requirements of Rule 430B, and will promptly notify the Underwriter, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or any document incorporated by reference therein or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities.  The Company will effect the filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus.  The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.  The Company will pay any required registration fee for this offering pursuant to Rule 456(b)(1) under the 1933 Act within the time period required by such rule (without regard to the proviso therein relating to the four business days extension to the payment deadline) and in any event prior to the Closing Time.

(b)           Filing of Amendments and 1934 Act Documents.  The Company will give the Underwriter notice of its intention to file or prepare any amendment to the Registration Statement or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus or any Incorporated Document, and will furnish the Underwriter with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriter or counsel for the Underwriter shall reasonably object.  The Company has given the Underwriter notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations at least 24 hours prior to the Applicable Time; the Company will give the Underwriter notice of its intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Underwriter with copies of any such documents at least 24 hours prior to such proposed filing, as the case may be, and will not file or use any such document to which the Underwriter or counsel for the Underwriter shall reasonably object unless the Company’s legal counsel has advised the Company that filing such documents is required pursuant to the 1934 Act or 1934 Act Regulations.

(c)           Delivery of Registration Statements.  The Company has furnished or will deliver to the Underwriter and counsel for the Underwriter, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Underwriter, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for the Underwriter.  The copies of the Registration Statement and each amendment thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)           Delivery of Prospectuses.  The Company has delivered to the Underwriter, without charge, as many copies of each preliminary prospectus (if any) as the Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act.  The Company will furnish to the Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as the Underwriter may reasonably request.  The Prospectus and any amendments or supplements thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)           Continued Compliance with Securities Laws.  The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus.  If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriter or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriter such number of copies of such amendment or supplement as the Underwriter may reasonably request.  If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances, prevailing at that subsequent time, not misleading, the Company will promptly notify the Underwriter and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(f)           Blue Sky Qualifications.  The Company will use its best efforts, in cooperation with the Underwriter, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Underwriter may designate; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(g)           Rule 158.  The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriter the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(h)          Use of Proceeds.  The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under “Use of Proceeds.”

(i)           Listing.  The Company will effect the listing of the Securities on the New York Stock Exchange, subject to notice of issuance, and use commercially reasonable efforts to comply at all times with the listing requirements of the New York Stock Exchange or another national securities exchange, as amended from time to time, and use its commercially reasonable efforts to maintain such listing on the New York Stock Exchange or another national securities exchange.

(j)           Restriction on Sale of Securities.  During a period of forty-five (45) days from the date of the Prospectus, the Company will not, without the prior written consent of the Underwriter, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that (A) the Company may file a new universal shelf registration statement on Form S-3 on or prior to third anniversary of the initial filing of the Registration Statement, (B) the Company may offer and issue 7,211,538 shares of Common Stock to the holder listed on Exhibit A of the Registration Rights Agreement, (C) the Company may offer and issue its Common Stock under the Company’s Amended and Restated 2004 Stock Option and Incentive Plan (as amended), and (D) the Company may offer and issue Common Stock or Units in the Partnership as consideration for the Company’s or the Partnership’s acquisition of real property but only if, in the case of (D) above, the holders of such shares or Units agree in writing not to sell, offer, dispose of or otherwise transfer any such shares or Units during such 45-day period without the prior written consent of the Underwriter (which consent may be withheld at the sole discretion of the Underwriter).  Notwithstanding the foregoing, if (1) during the last 17 days of the 45-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the 45-day restricted period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 45-day restricted period, the restrictions imposed in this clause (j) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(k)           No Waiver of Lock-Up Restrictions on Stock Consideration.  During a period of forty-five (45) days from the date of the Prospectus, the Company will not, without the prior written consent of the Underwriter, waive the restrictions set forth in Section 2(a) of the Registration Rights Agreement.

(l)            Reporting Requirements.  The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

(m)          Price Manipulation.  The Company will not, and will use its best efforts to cause its officers, directors, partners and affiliates, as applicable, not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Securities, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Securities or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company.

(n)           Issuer Free Writing Prospectuses.  The Company represents and agrees that, unless it obtains the prior consent of the Underwriter, and the Underwriter represents and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission.  Any such free writing prospectus consented to by the Company and the Underwriter is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

(o)           Compliance with Laws.  The Company will comply in all material respects with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and use its commercially reasonable efforts to cause the Company’s directors and officers, in their capacities as such, to comply in all material respects with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act in each case, upon and at all times after the applicable compliance date (if any).

(p)           Undertakings.  The Company will comply with all of the provisions of any undertakings in the Registration Statement.

(q)           REIT Qualification.  The Company shall not take any action to revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code, except as otherwise determined by the Board of Directors of the Company to be in the best interests of stockholders.

(r)           Payment of Commission Filing Fees.  The Company will pay any required registration fee for the offering of the Securities pursuant to Rule 456 under the 1933 Act within the time period required by such rule.

(s)           Investment Company.  The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company or any of its Subsidiaries to register as an investment company under the Investment Company Act.

4.           Payment of Expenses.

(a)           Expenses.  The Company will pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriter of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriter, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriter, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriter of copies of each preliminary prospectus, any Permitted Free Writing Prospectus and of the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriter to investors, (vii) the preparation, printing and delivery to the Underwriter of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the costs and expenses of the Company relating to investor presentations on any “road show” (if any) undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the officers of the Company, and 50% of the cost of aircraft and other transportation chartered in connection with the road show; provided, however, that (A) the Underwriter shall pay its direct costs and expenses associated with the road show and (B) the Underwriter shall pay 50% of the costs of chartered aircraft and other transportation chartered in connection with the road show, and (x) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriter in connection with, the review by FINRA of the terms of the sale of the Securities and (xi) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange .

(b)           Termination of Agreement.  If this Agreement is terminated by the Underwriter in accordance with the provisions of Sections 9(a)(i), 9(a)(ii) or 11 hereof, the Company shall reimburse the Underwriter for all of its out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriter.

5.            Conditions of Underwriter’s Obligations.  The obligations of the Underwriter hereunder are subject to the accuracy of the representations and warranties of the Company and the Partnership contained in Section 1 hereof or in certificates of any officer of the Company or any Subsidiary delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a)           Effectiveness of Registration Statement.  The Registration Statement has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriter.  A prospectus containing the Rule 430B Information in the form provided to the Underwriter immediately prior to the Closing Time shall be filed with the Commission in the manner and within the time frame required by Rule 424(b) without reliance on Rule 424(b)(8) or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430B.  No amendment or supplement to the Registration Statement or Prospectus shall have been filed to which the Underwriter shall have reasonably objected.

(b)           Opinion of Counsel for Company.  At Closing Time, the Underwriter shall have received the favorable opinion, dated as of Closing Time, from each of:

(i)           Goodwin Procter LLP, counsel for the Company and the Subsidiaries, in form and substance satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit A-1 hereto and to such further effect as counsel to the Underwriter may reasonably request;

(ii)          William J. Tennis, Esq., counsel for the Company and the Subsidiaries, in form and substance satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit A-2 hereto and to such further effect as counsel to the Underwriter may reasonably request; and

(iii)         Goodwin Procter LLP, counsel for the Company and the Subsidiaries, as to tax matters, in form and substance satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit A-3 hereto and to such further effect as counsel to the Underwriter may reasonably request

(c)           Opinion of Counsel for Underwriter.  At Closing Time, the Underwriter shall have received the favorable opinion, dated as of Closing Time, of Hunton & Williams LLP, counsel for the Underwriter, in form and substance satisfactory to the Underwriter.  In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Underwriter.  Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

(d)           Officers’ Certificate.  At Closing Time, the Underwriter shall have received a certificate of the Chief Executive Officer or President and Chief Operating Officer and the Executive Vice President, Chief Financial Officer and Treasurer of the Company and the Partnership, dated as of Closing Time, to the effect that the signers of such certificates have carefully examined the Prospectus and General Disclosure Package and (i) there has been no (A) Material Adverse Effect, (B) transaction that is material to the Company and the Subsidiaries considered as one enterprise, (C) any obligation, direct or contingent, that is material to the Company and the Subsidiaries considered as one enterprise, incurred by the Company or the Subsidiaries, (D) any change in the capitalization of the Company or any Subsidiary that is material to the Company and the Subsidiaries considered as one enterprise, or (E) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or the capital stock, limited liability company membership interests or partnership interest of any Subsidiary, except in case of each of clauses (A) through (E) above, as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto), (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, contemplated by the Commission.

(e)           Accountant’s Comfort Letter.  At the time of the execution of this Agreement, the Underwriter shall have received from KPMG LLP a letter dated such date, in form and substance satisfactory to the Underwriter, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.  Such letter shall address the audited financial statements, unaudited interim financial statements (including a statement that such unaudited financial statements have been reviewed in accordance with the standards established under Statement on Auditing Standards No. 100), pro forma financial statements and shall provide customary negative assurances.

(f)           Bring-down Comfort Letter.  At Closing Time, the Underwriter shall have received from KPMG LLP a letter, dated as of Closing Time, to the effect that it reaffirms the statements made in the letter furnished pursuant to subsection (e) of this Section.  The affirmation of statements made in such letter shall be as of a date not more than two (2) Business Days prior to Closing Time.

(g)           Approval of Listing.  At Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

(h)           Lock-up Agreements.  On or prior to the date of this Agreement, the Underwriter shall have received an agreement substantially in the form of Exhibit B hereto signed by the persons listed on Schedule A hereto.

(i)           CFO Certificate.  At the time of the execution of this Agreement, the Underwriter shall have received a certificate of the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of such date in the form set forth in Exhibit C hereto.  At the Closing Time, the Underwriter shall have received a certificate, dated as of Closing Time, of the Chief Financial Officer or Chief Accounting Officer of the Company confirming that the certificate delivered by the Company at the time of the execution of this Agreement pursuant to the prior sentence of this Section 5(i) hereof remains true and correct as of such Date of Delivery.

(j)           No Material Adverse Effects. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package, any Material Adverse Effect.

(k)           Conditions to Purchase of Option Securities.  In the event that the Underwriter exercises its option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and Partnership contained herein and the statements in any certificates furnished by the Company, the Partnership and any Subsidiary hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Underwriter shall have received:

(i)           Officers’ Certificate.  A certificate, dated such Date of Delivery, of the Chief Executive Officer or President and Chief Operating Officer and the Executive Vice President, Chief Financial Officer and Treasurer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

(ii)           Opinions of Counsels for Company.  The favorable opinion of Goodwin Procter LLP, counsel for the Company and the Subsidiaries, in form and substance satisfactory to counsel for the Underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b)(i) hereof. The favorable opinion of Williams J. Tennis, Esq., counsel for the Company and the Subsidiaries, in form and substance satisfactory to counsel for the Underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b)(ii) hereof.  The favorable opinion of Goodwin Procter LLP, counsel for the Company and the Subsidiaries, in form and substance satisfactory to counsel for the Underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b)(iii) hereof.

(iii)           Opinion of Counsel for Underwriter.  The favorable opinion of Hunton & Williams LLP, counsel for the Underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

(iv)           Bring-down Comfort Letter.  A letter from KPMG LLP in form and substance satisfactory to the Underwriter and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Underwriter pursuant to Section 5(f) hereof. The affirmation of statements made in such letter shall be as of a date not more than two (2) Business Days prior to the date thereof.

(v)            Bring-Down CFO Certificate.  A certificate, dated such Date of Delivery, of the Chief Financial Officer or Chief Accounting Officer of the Company confirming that the certificate delivered by the Company at the time of execution of this Agreement pursuant to Section 5(i) hereof remains true and correct as of such Date of Delivery.

(l)            Additional Documents.  At Closing Time and at each Date of Delivery counsel for the Underwriter shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

6.             Indemnification.

(a)           Indemnification of Underwriter.  (1) The Company and the Partnership, jointly and severally, agree to indemnify and hold harmless the Underwriter, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”), its selling agents and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)             against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430B Information or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)            against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company;

(iii)           against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto).

(b)           Indemnification of Company and its Directors and Officers.  The Underwriter agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430B Information or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein as such appears in the Prospectus in the third and sixth paragraphs under the heading “Underwriting.”

(c)           Actions against Parties; Notification.  Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement.  In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Underwriter and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party; provided, further, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the second proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (other than local counsel), reasonably approved by the indemnifying party (or by the Underwriter in the case of Section 6(b)), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)           Settlement without Consent if Failure to Reimburse.  If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel (accompanied by documentation or detailed description of such fees and expenses), such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

7.            Contribution.  If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Partnership on the one hand and the Underwriter on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Partnership on the one hand and of the Underwriter on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company and the Partnership on the one hand and the Underwriter on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriter, in each case as set forth on the cover of the Prospectus bear to the aggregate public offering price of the Securities as set forth on the cover of the Prospectus.

The relative fault of the Company and the Partnership on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Partnership and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the Underwriter’s Affiliates and selling agents shall have the same rights to contribution as the Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

The provisions of this Section shall not affect any agreement among the Company with respect to contribution.

8.            Representations, Warranties and Agreements to Survive.  All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriter or its Affiliates or selling agents, any person controlling the Underwriter, its officers or directors or any person controlling the Company and (ii) delivery of and payment for the Securities.

9.             Termination of Agreement.

(a)           Termination; General.  The obligations of the Underwriter hereunder shall be subject to termination in the absolute discretion of the Underwriter, at any time prior to the Closing Time or any Delivery Date, (i) if any of the conditions specified in Section 5 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has been, in the judgment of the Underwriter, since the respective dates as of which information is given in the Registration Statement, any Material Adverse Effect, or material change in management of the Company or any Subsidiary, whether or not arising in the ordinary course of business, or (iii) if there has occurred any outbreak or escalation of national or international hostilities, other national or international calamity or crisis (including without limitation any terrorist or similar attack), any change in the United States or international financial markets, or any substantial change in United States’ or international economic, political, financial or other conditions, the effect of which on the financial markets of the United States is such as to make it, in the sole judgment of the Underwriter, impracticable to market the Securities in the manner and on the terms described in the Prospectus (exclusive of any supplement thereto) or enforce contracts for the sale of the Securities, or (iv) if trading in any securities of the Company has been suspended by the Commission or by the New York Stock Exchange, or if trading generally on the New York Stock Exchange or in the Nasdaq Stock Market has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the FINRA or by order of the Commission or any other governmental authority, or (v) a general banking moratorium shall have been declared by any federal, New York or Maryland authorities or (vi) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which, in the reasonable opinion of the Underwriter, materially adversely affects or will materially adversely affect the business or operations of the Company, or (vii) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which, in the reasonable opinion of the Underwriter, has a material adverse effect on the securities markets in the United States, or (viii) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the reasonable judgment of the Underwriter may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured.

(b)           Liabilities.  If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

(c)           Notice of Termination.  If the Underwriter elects to terminate this Agreement as provided in this Article 9, the Company shall be notified promptly by electronic communication to the Company’s Chief Executive Officer or by facsimile.

10.           [Deleted].

11.           Postponement.  In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriter to purchase and the Company to sell the relevant Option Securities, as the case may be, either the (i) Underwriter or (ii) the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

12.           Default by the Company.  If the Company shall fail at Closing Time or at the Date of Delivery to sell the number of Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any nondefaulting party; provided, however, that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect.  No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

13.           Tax Disclosure.  Notwithstanding any other provision of this Agreement, immediately upon commencement of discussions with respect to the transactions contemplated hereby, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to the Company relating to such tax treatment and tax structure.  For purposes of the foregoing, the term “tax treatment” is the purported or claimed federal income tax treatment of the transactions contemplated hereby, and the term “tax structure” includes any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transactions contemplated hereby.

14.           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Underwriter shall be directed to Goldman, Sachs & Co., 200 West Street, New York, New York 10282, Attention: Registration Department (telephone no. 866-471-2526); notices to the Company and the Partnership shall be directed to the offices of the Company at 3 Bethesda Metro Center, Suite 1500, Bethesda, Maryland 20814, Attention: General Counsel (facsimile no. 301-380-6727), with a copy to Goodwin Procter LLP, Exchange Place, Boston, Massachusetts, 02109, Attention: Suzanne D. Lecaroz, (facsimile no. 617-523-1231).

15.           No Advisory or Fiduciary Relationship.  The Company acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriter, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction the Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or its stockholders, creditors, employees or any other party, (c) the Underwriter has not assumed nor will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Underwriter has advised or is currently advising the Company on other matters) and the Underwriter has no obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriter and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (e) the Underwriter has not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

16.           Parties.  This Agreement shall each inure to the benefit of and be binding upon the Underwriter and the Company and their respective successors.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriter and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.  This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriter and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.  No purchaser of Securities from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

17.           GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

18.           TIME.  TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

19.           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

20.           Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction hereof.

21.           USA Patriot Act.  In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriter is required to obtain, verify and record information that identifies its clients, including the Company, which information may include the name and address of its clients, as well as other information that will allow the underwriter to properly identify its clients.

22.           Definitions.

The terms which follow, when used in this Agreement, shall have the meanings indicated.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

For purposes of Section 1(a) and for the avoidance of doubt, the phrase “to the Knowledge of the Company”, to the extent such phrase is used to qualify the representations and warranties of the Company that relate to the Manager, refers to the knowledge of the Company or its employees or agents (not including the Manager) gained in the ordinary course of the Company’s business and through the Company’s correspondence and communications made in the ordinary course of business.

“U.S.” or “United States” shall mean the United States of America (including the states thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriter, the Company and the Partnership in accordance with its terms.

Very truly yours,

DIAMONDROCK HOSPITALITY COMPANY

By:	/s/ William J. Tennis
Name: William J. Tennis
Title: Executive Vice President

DIAMONDROCK HOSPITALITY LIMITED PARTNERSHIP

By:	DIAMONDROCK HOSPITALITY COMPANY, its general partner

By:	/s/ William J. Tennis
Name: William J. Tennis
Title: General Counsel and Corporate Secretary

Accepted and agreed to as of
the date first above written:

GOLDMAN, SACHS & CO.

/s/ Michael Hickey
(Goldman, Sachs & Co.)

SCHEDULE A

List of persons and entities subject to lock-up

William W. McCarten
John L. Williams
Daniel J. Altobello
W. Robert Grafton
Gilbert T. Ray
Maureen L. McAvey
Mark W. Brugger
William J. Tennis
Sean M. Mahoney

Sch A - 1

SCHEDULE B

Information Conveyed at the Applicable Time

Offering Size:	20,000,000 or 23,000,000 shares if the Underwriter exercises its option to purchase 3,000,000 additional shares

Price to Public:	Variable

Closing Time:	July 11, 2012

Sch B - 1

SCHEDULE C

Issuer General Use Free Writing Prospectuses

None.

Sch C - 1

SCHEDULE D

Subsidiaries of the Company

Jurisdictions in which the Company is Qualified as a Foreign Corporation:  Massachusetts, Minnesota and South Carolina

	Subsidiary	Jurisdiction Of Organization	Jurisdiction In Which Qualified To Do Business
1.	Bloodstone TRS, Inc.	Delaware	Massachusetts and South Carolina
2.	DiamondRock Acquisition, LLC	Delaware	N/A
3.	DiamondRock Allerton Owner, LLC	Delaware	N/A
4.	DiamondRock Alpharetta Owner, LLC	Delaware	Georgia
5.	DiamondRock Alpharetta Tenant, LLC	Delaware	Georgia
6.	DiamondRock Atlanta Perimeter Owner, LLC	Delaware	Georgia
7.	DiamondRock Atlanta Perimeter Tenant, LLC	Delaware	Georgia
8.	DiamondRock Bethesda General, LLC	Delaware	Maryland
9.	DiamondRock Bethesda Limited, LLC	Delaware	Maryland
10.	DiamondRock Bethesda Owner Limited Partnership	Maryland	N/A
11.	DiamondRock Bethesda Tenant, LLC	Delaware	Maryland
12.	DiamondRock Boston Broad Street Owner, LLC	Delaware	Massachusetts
13.	DiamondRock Boston Broad Street Tenant, LLC	Delaware	Massachusetts
14.	DiamondRock Boston Expansion Owner, LLC	Delaware	Massachusetts
15.	DiamondRock Boston Owner, LLC	Delaware	Massachusetts
16.	DiamondRock Boston Retail Owner, LLC	Delaware	Massachusetts
17.	DiamondRock Boston Tenant, LLC	Delaware	Massachusetts
18.	DiamondRock Burlington Owner, LLC	Delaware	Vermont
19.	DiamondRock Burlington Tenant, LLC	Delaware	Vermont
20.	DiamondRock Cayman Islands, Inc.	Cayman Islands	N/A
21.	DiamondRock Charleston Owner, LLC	Delaware	South Carolina
22.	DiamondRock Charleston Tenant, LLC	Delaware	South Carolina
23.	DiamondRock Chelsea Owner, LLC	Delaware	New York
24.	DiamondRock Chelsea Tenant, LLC DiamondRock Chelsea Tenant, LLC d/b/a Chelsea Hilton Garden Inn	Delaware	New York (d/b/a New York only)
25.	DiamondRock Cherry Creek Owner, LLC	Delaware	Colorado
26.	DiamondRock Cherry Creek Tenant, LLC	Delaware	Colorado
27.	DiamondRock Chicago Conrad Owner, LLC	Delaware	Illinois
28.	DiamondRock Chicago Conrad Tenant, LLC	Delaware	Illinois
29.	DiamondRock Chicago Owner, LLC	Delaware	Illinois
30.	DiamondRock Chicago Tenant, LLC	Delaware	Illinois
31.	DiamondRock DC M Street Owner, LLC	Delaware	District of Columbia
32.	DiamondRock DC M Street Tenant, LLC	Delaware	District of Columbia
33.	DiamondRock Denver Downtown Owner, LLC	Delaware	Colorado
34.	DiamondRock Denver Downtown Tenant, LLC	Delaware	Colorado
35.	DiamondRock East 40th Street NYC Owner Holdings, LLC	Delaware	New York
36.	DiamondRock East 40th Street NYC Owner, LLC	Delaware	New York
37.	DiamondRock East 40th Street NYC Tenant, LLC	Delaware	New York
38.	DiamondRock Frenchman’s Holdings, LLC	Delaware	N/A
39.	DiamondRock Frenchman’s Owner, Inc.	U.S. Virgin Islands	N/A

Sch D – 1

Subsidiary	Jurisdiction Of Organization	Jurisdiction In Which Qualified To Do Business
40.	DiamondRock Griffin Gate Owner, LLC	Delaware	Kentucky
41.	DiamondRock Griffin Gate Tenant, LLC	Delaware	Kentucky
42.	DiamondRock Hospitality Limited Partnership	Delaware	Massachusetts
43.	DiamondRock Hospitality, LLC	Delaware	N/A
44.	DiamondRock LAX Owner, LLC	Delaware	California
45.	DiamondRock LAX Tenant, LLC	Delaware	California
46.	DiamondRock Manhattan/Midtown East Owner, LLC	Delaware	New York
47.	DiamondRock Manhattan/Midtown East Tenant, LLC	Delaware	New York
48.	DiamondRock Minneapolis Owner, LLC	Delaware	Minnesota
49.	DiamondRock Minneapolis Tenant, LLC	Delaware	Minnesota
50.	DiamondRock NY Lex Owner, LLC	Delaware	New York
51.	DiamondRock NY Lex Tenant, LLC DiamondRock NY Lex Tenant, LLC d/b/a Radisson Lexington Hotel New York	Delaware	New York d/b/a New York only
52.	DiamondRock Oak Brook Owner, LLC	Delaware	Illinois
53.	DiamondRock Oak Brook Tenant, LLC	Delaware	Illinois
54.	DiamondRock Orlando Airport Owner, LLC	Delaware	Florida
55.	DiamondRock Orlando Airport Tenant, LLC	Delaware	Florida
56.	DiamondRock Salt Lake City Fee Owner, LLC	Delaware	Utah
57.	DiamondRock Salt Lake Owner, LLC	Delaware	Utah
58.	DiamondRock Salt Lake Tenant, LLC	Delaware	Utah
59.	DiamondRock San Diego Owner, LLC	Delaware	California
60.	DiamondRock San Diego Tenant, LLC	Delaware	California
61.	DiamondRock Sonoma Owner, LLC	Delaware	California
62.	DiamondRock Sonoma Tenant, LLC	Delaware	California
63.	DiamondRock Times Square Owner, LLC	Delaware	New York
64.	DiamondRock Times Square Tenant, LLC	Delaware	New York
65.	DiamondRock Torrance Owner, LLC	Delaware	California
66.	DiamondRock Torrance Tenant, LLC	Delaware	California
67.	DiamondRock Vail Owner, LLC	Delaware	Colorado
68.	DiamondRock Vail Tenant, LLC	Delaware	Colorado
69.	DiamondRock Waverly Owner, LLC	Delaware	Georgia
70.	DiamondRock Waverly Tenant, LLC	Delaware	Georgia
71.	DRH Austin Owner General, LLC	Delaware	Texas
72.	DRH Austin Owner Limited, LLC	Delaware	N/A
73.	DRH Austin Owner Limited Partnership	Delaware	Texas
74.	DRH Austin Tenant General, LLC	Delaware	Texas
75.	DRH Austin Tenant Limited, LLC	Delaware	N/A
76.	DRH Austin Tenant Limited Partnership	Delaware	Texas
77.	DRH Worthington Owner General, LLC	Delaware	Texas
78.	DRH Worthington Owner Limited, LLC	Delaware	N/A
79.	DRH Worthington Owner Limited Partnership	Delaware	Texas
80.	DRH Worthington Tenant General, LLC	Delaware	Texas
81.	DRH Worthington Tenant Limited, LLC	Delaware	N/A
82.	DRH Worthington Tenant Limited Partnership	Delaware	Texas

Sch D – 2

The following entities, which were all recently formed, do not currently own any assets and will not acquire assets in connection with the contemplated transaction.

	Subsidiary	Jurisdiction Of Organization	Jurisdiction In Which Qualified To Do Business
83.	DiamondRock Clearwater Owner, LLC	Delaware	Florida-pending/on hold
84.	DiamondRock Clearwater Tenant, LLC	Delaware	Florida-pending/on hold
85.	DiamondRock Irvine HI Owner, LLC	Delaware	California-pending/on hold
86.	DiamondRock Irvine HI Tenant, LLC	Delaware	California-pending/on hold
87.	DiamondRock Irvine MI Owner, LLC	Delaware	California-pending/on hold
88.	DiamondRock Irvine MI Tenant, LLC	Delaware	California-pending/on hold
89.	DiamondRock Key Largo Owner, LLC	Delaware	Florida-pending/on hold
90.	DiamondRock Key Largo Tenant, LLC	Delaware	Florida-pending/on hold
91.	DiamondRock Marina Del Rey Owner, LLC	Delaware	California-pending/on hold
92.	DiamondRock Marina Del Rey Tenant, LLC	Delaware	California-pending/on hold
93.	DiamondRock Naples Owner, LLC	Delaware	Florida-pending/on hold
94.	DiamondRock Naples Tenant, LLC	Delaware	Florida-pending/on hold
95.	DiamondRock New Orleans Owner, LLC	Delaware	Louisiana
96.	DiamondRock New Orleans Tenant, LLC	Delaware	Louisiana
97.	DiamondRock Pentagon City Owner, LLC	Delaware	Virginia-pending/on hold
98.	DiamondRock Pentagon City Tenant, LLC	Delaware	Virginia-pending/on hold
99.	DiamondRock Saratoga Owner, LLC	Delaware	New York
100.	DiamondRock Saratoga Tenant, LLC	Delaware	New York

Sch D – 3

EXHIBIT A-1

FORM OF OPINION OF COMPANY’S COUNSEL
TO BE DELIVERED PURSUANT TO SECTION 5(b)(i)

GOLDMAN, SACHS & CO.
200 West Street
New York, New York 10282

Re:  DiamondRock Hospitality Company

Ladies and Gentlemen:

We are furnishing this opinion letter to you pursuant to Section 5(b)(i) of the Purchase Agreement, dated as of July 9, 2012 (the “Purchase Agreement”), among DiamondRock Hospitality Company, a Maryland corporation (the “Company”) DiamondRock Hospitality Limited Partnership, a Delaware limited partnership (the “Partnership”), and you (the “Underwriter”).

We have acted as counsel for the Company in connection with the sale to the Underwriter by the Company of 20,000,000 shares (the “Shares”) of common stock, $0.01 par value per share (the “Common Stock”), of the Company (excluding 3,000,000 shares of Common Stock that may be sold in the event the Underwriter exercises its option to purchase additional shares) pursuant to the Purchase Agreement.  As such counsel, we have assisted in the preparation and filing with the Securities and Exchange Commission (the “Commission”) of (i) the Company’s Registration Statement on Form S-3ASR (File No. 333-161298) filed by the Company on August 12, 2009 (the “Registration Statement”), which Registration Statement became effective upon filing with the Commission, (ii) the preliminary prospectus supplement, dated July 9, 2012, as filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”) and (iii) the prospectus supplement, dated July [  ], 2012.  The prospectus, dated August 12, 2009, included in the Registration Statement is herein referred to as the “Base Prospectus” and together with the preliminary prospectus supplement, dated July 9, 2012, is referred to herein as the “Preliminary Prospectus.”  The prospectus supplement dated July [  ], 2012, together with the Base Prospectus is referred to herein as the “Prospectus.”  Capitalized terms that are not defined herein but are defined in the Purchase Agreement shall be defined as they are defined in the Purchase Agreement.

We have reviewed the Registration Statement, the General Disclosure Package and the Prospectus and have made such investigation of law and reviewed such corporate records, certificates and other documents, including certificates of representatives of the Company, the Partnership and the Subsidiaries and certificates of public officials, as we have deemed appropriate to render the opinions set forth below.  We have not undertaken any obligation to verify independently any of the factual matters relating to the transactions contemplated by the Purchase Agreement.  We have relied, without independent verification, on certificates of public officials and, as to matters of fact material to the opinions set forth below, on representations made in the Purchase Agreement and certificates and other inquiries of officers of the Company.

A-1-1

Any reference to “our knowledge” or to any matters “known to us,” “of which we are aware” or “coming to our attention,” or any variation of any of the foregoing, shall mean the actual knowledge of the lawyers in the firm who actively participated in the preparation of the Registration Statement, the General Disclosure Package and the Prospectus, after such inquiries as they deemed appropriate with other lawyers in our firm who have rendered substantive legal advice to the Company, without any independent investigation.

Our opinions expressed in numbered paragraphs 1 and 2 below as to the valid existence and good standing of the Company and the Partnership are based solely on certificates of legal existence and/or good standing issued by the Department of Assessment and Taxation of the State of Maryland or Secretary of State of the State of Delaware, as applicable, copies of which have been made available to your counsel, and our opinions with respect to such matters are rendered as of the respective dates of such certificates and limited accordingly.

In connection with our opinion expressed in numbered paragraph 6 below, we have relied exclusively upon oral telephonic advice from one or more members of the Commission’s staff.

In connection with our opinion expressed in numbered paragraph 10 below, we have relied exclusively on the letter, dated July [10], 2012, from [Janice O’Neill] of the New York Stock Exchange, a copy of which has been delivered to your counsel.

We express no opinion as to the law of any jurisdiction other than the law of the Commonwealth of Massachusetts, the Maryland General Corporation Law (the “MGCL”), the Delaware Revised Uniform Limited Partnership Act and the federal laws of the United States of America.  To the extent that any other laws govern any of the matters as to which we express an opinion herein, we have assumed, without independent investigation, that the laws of such jurisdiction are identical to the internal laws of the Commonwealth of Massachusetts, and we express no opinion as to whether such assumption is reasonable or correct.  Without limiting the generality of the foregoing, we express no opinion with respect to (i) the securities or “Blue Sky” laws of any foreign jurisdiction or of any state or other jurisdiction of the United States, or (ii) state or federal antifraud laws.

Based upon the foregoing, and subject to the additional qualifications set forth below, we are of the opinion that:

1.	The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland.

2.	The Partnership has been duly formed and is validly existing as a partnership in good standing under the laws of the State of Delaware.

3.
Each of the Company and the Partnership has the corporate power or limited partnership power to conduct its business and to own, lease and operate its respective properties as such business and properties are described in the Registration Statement, the General Disclosure Package and the Prospectus and to execute and to perform its obligations under the Purchase Agreement.

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4.
The Common Stock Certificate complies in all material respects with the applicable requirements of the MGCL, the Articles of Amendment and Restatement of the Company (the “Articles”) and the Third Amended and Restated Bylaws of the Company (the “Bylaws”).

5.
The capital stock of the Company conforms in all material respects to the description thereof contained in the General Disclosure Package and the Prospectus under the captions “Description of Capital Stock,” “Description of Common Stock,” Description of Preferred Stock,” and “Description of Certain Material Provisions of Maryland Law, Our Charter and Our Bylaws.”

6.
The Registration Statement has become effective under the Securities Act.  Any required filing of each of the Preliminary Prospectus or the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b).  To our knowledge, (i) no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and (ii) no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

7.	The Purchase Agreement has been duly authorized, executed and delivered by the Company and the Partnership.

8.	The Acquisition Agreement has been duly authorized, executed and delivered by the Company.

9.
The Shares have been duly authorized and, when issued in accordance with the Purchase Agreement against payment of the consideration set forth therein, will be validly issued, fully paid and non-assessable, and will not be subject to any preemptive right in the Articles or the Bylaws of the Company or arising under the MGCL.

10.
The execution, delivery and performance of each of (i) the Purchase Agreement by the Company and the Partnership and the issuance by the Company of the Shares in accordance with the Purchase Agreement and (ii) the Acquisition Agreement by the Company: (a) do not require any consent, approval, license or exemption by, order or authorization of, or filing, recording or registration by the Company with any Delaware governmental authority pursuant to the Delaware General Corporation Law, any Maryland governmental authority pursuant to MGCL or any Massachusetts or federal governmental authority, except such as have been made or obtained under the Securities Act, and except as may be required under the securities or Blue Sky laws of any foreign jurisdiction or of any state or other jurisdiction of the United States, as to which we express no opinion, (b) will not violate (i) the provisions of the Articles or Bylaws of the Company or (ii) the provisions of the certificate of limited partnership or the Partnership Agreement of the Partnership, (c) will not violate any law or regulation of the United States, the MGCL, the Revised Uniform Limited Partnership Act of the State of Delaware or the Limited Liability Company Act of the State of Delaware applicable to the Company or the Partnership, or any order, judgment or decree of any Maryland, Delaware, Massachusetts instrumentality or court, specifically naming the Company or the Partnership of which we are aware and (d) will not result in a breach of, or constitute a default under, any of the agreements set forth on Exhibit A attached hereto.

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11.	The Shares have been approved for listing, subject to notice of issuance, on the New York Stock Exchange.

12.
The statements in the Preliminary Prospectus and the Prospectus set forth under the headings captioned “Our Company – Recent Developments – Agreement to Acquire a Portfolio of Four Hotels,” “Our Company – Recent Developments – Registration Rights and Lock-Up Agreement,” “Description of Capital Stock,” “Description of Certain Material Provisions of Maryland Law, Our Charter and Our Bylaws” and “Description of The Partnership Agreement of Diamond Rock Hospitality Limited Partnership,” insofar as such statements contain description of laws, rules or regulations, and insofar as they describe the terms of agreements or the Company’s Articles or Bylaws are correct in all material respects.

13.
The Company is not, and after giving effect to the issuance of the Shares and the application of the proceeds as described in the Prospectus, will not be, an “investment company,” as that term is defined in the Investment Company Act of 1940, as amended.

We understand that Hunton & Williams LLP will rely upon paragraphs 1, 3, 4, 5, 7 and 9 of this opinion only to the extent that such paragraphs relate to the MGCL in connection with the rendering of its opinions of even date herewith to the addressees hereof.

This opinion letter is furnished by us as counsel for the Company to you and is solely for the benefit of the Underwriter in connection with the issuance to the Underwriter of the Shares, and, except as set forth in the paragraph above, may not be relied on by the Underwriter for any other purpose, or furnished to, quoted or otherwise referred to, or relied on by, in whole or in part, any other person, firm or corporation for any purpose, without our prior written consent.

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Exhibit A

[To Include Material Contracts Filed with the SEC]

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* * * * *

Reference is made to the registration under the Securities Act of 1933, as amended (the “Securities Act”) of 20,000,000 shares of common stock, $0.01 par value per share (the “Shares”), of DiamondRock Hospitality Company, a Maryland corporation (the “Company”), pursuant to a Registration Statement on Form S-3ASR (No. 333-161298) (the “Registration Statement), as filed prior to the date hereof with the Securities and Exchange Commission (the “Commission”) under the Securities Act, and the prospectus supplement dated July 9, 2012, relating to the Shares.  The Registration Statement automatically became effective upon filing with the Commission on August 12, 2009.

The form of prospectus included in the Registration Statement when the Registration Statement became effective (the “Base Prospectus”), as supplemented by the prospectus supplement dated July 9, 2012 and filed with the Commission on July 11, 2012, pursuant to Rule 424 under the Securities Act, is herein referred to as the “Prospectus.”  When the Registration Statement became effective, the Base Prospectus omitted certain information in reliance upon Rule 430B under the Securities Act.  That information is contained in the Prospectus, which is deemed to be a part of the Registration Statement as of the time specified in Rule 430B(f)(1) under the Securities Act.  The Prospectus also updates or supplements certain information contained in the Registration Statement.  Reference is also made to the form of prospectus included in the Registration Statement immediately prior to 4:30 p.m. (Eastern time) on July 9, 2012, (the “Applicable Time”), including information in other filings with the Commission that is incorporated by reference, as supplemented by the documents (if any) listed on Appendix A hereto and the information contained in Appendix B hereto (collectively, the “Pricing Disclosure Package”).

This letter is being furnished to you at the request of the Company and pursuant to Section 5(b)(i) of the Purchase Agreement (the “Purchase Agreement”), dated as of July 9, 2012, among the Company, DiamondRock Hospitality Limited Partnership, a Delaware limited partnership (the “Partnership”), and you (the “Underwriter”).

As counsel to the Company, we reviewed the Registration Statement, the Prospectus and the Pricing Disclosure Package, and participated in discussions with your representatives, those of counsel for the Underwriter, and those of the Company and its independent public accountants, at which the contents of the Registration Statement, the Prospectus and the Pricing Disclosure Package were discussed.  Between the Applicable Time and the time of the delivery of this letter, we participated in further discussions with your representatives, those of counsel for the Underwriter, and those of the Company and its independent public accountants, and we reviewed certain certificates of officers of the Company and public officials and letters from the Company’s independent public accountants delivered to you today.

The purpose of our engagement was not to establish or to confirm factual matters set forth in the Registration Statement, the Prospectus and the Pricing Disclosure Package, and we have not undertaken any obligation to verify independently any of the factual matters set forth in the Registration Statement, the Prospectus and the Pricing Disclosure Package.  Moreover, many of the determinations required to be made in the preparation of the Registration Statement, the Prospectus and the Pricing Disclosure Package involve matters of a non-legal nature.

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Subject to the foregoing, we confirm to you that, (i) on the basis of the information that we gained in the course of performing the services referred to above, nothing came to our attention that caused us to believe that:  (a) the Registration Statement, as of July 9, 2012, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) the Prospectus, as of its date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Pricing Disclosure Package, at the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (c) nothing further came to our attention in the course of the procedures described in the second sentence of the third paragraph of this letter that cause us to believe that the Prospectus, as of its date and as of the date and time of delivery of this letter, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, except as set forth in paragraph 11 of our letter to you as of even date herewith, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus, and we do not express any belief as to the financial statements and related notes or financial statement schedules, or other financial, or accounting data or information contained in or omitted from the Registration Statement, the Pricing Disclosure Package or the Prospectus.  In the first sentence of this paragraph, “attention” refers to the actual knowledge of each of the lawyers in our firm who actively participated in the preparation of the Registration Statement, the Prospectus and the Pricing Disclosure Package, after such inquiries as they deemed appropriate with other lawyers in our firm providing substantive attention to other legal matters on behalf of the Company and the Partnership; and “believe” refers to the good faith belief of each of those lawyers.  In addition, we express no opinion or belief as to the conveyance of the Pricing Disclosure Package or the information contained therein to investors.

We are not representing the Company, the Partnership or any Subsidiary in any pending litigation in which it is a named defendant that challenges the validity or enforceability of, or seeks to enjoin the performance of, the Purchase Agreement.

Further, we confirm to you that the Registration Statement, as of its effective time and date, the Pricing Disclosure Package, as of the Applicable Time, and the Prospectus, as of the date of the Prospectus, appeared to us on their face to be responsive in all material respects to the requirements of the form on which the Registration Statement was filed, as well as the applicable requirements of Regulation C under the Securities Act, except that the foregoing statement does not address any requirement relating to financial statements and related notes, financial statement schedules or financial or accounting data or information contained in the Registration Statement or the Prospectus.

A-1-7

This letter is furnished by us as counsel for the Company to you and is solely for your benefit as underwriters in connection with the issuance of the Shares, and, except as set forth in the paragraphs above, may not be relied on by the Underwriter for any other purpose, or furnished to, quoted or otherwise referred to, or relied on by, in whole or in part, any other person, firm or corporation for any purpose, without our prior written consent.

Very truly yours,

A-1-8

EXHIBIT A-2

FORM OF OPINION OF WILLIAM J. TENNIS, ESQ.,
TO BE DELIVERED PURSUANT TO SECTION 5(b)(ii)

GOLDMAN, SACHS & CO.
200 West Street
New York, New York 10282

Re:  DiamondRock Hospitality Company

Ladies and Gentlemen:

I am the general counsel of DiamondRock Hospitality Company, a Maryland corporation (the “Company”).  I have represented the Company and DiamondRock Hospitality Limited Partnership, a Delaware limited partnership (the “Partnership”), in connection with, among other things, the execution and delivery of the Purchase Agreement, dated as of July 9, 2012 (the “Purchase Agreement”), among the Company, the Partnership and you.  I am furnishing this opinion letter pursuant to Section 5(b)(ii) of the Purchase Agreement.  Capitalized terms that are not defined herein but are defined in the Purchase Agreement shall have the meaning ascribed to them in the Purchase Agreement.

In connection with the delivery of this opinion, I have examined such corporate or partnership records, certificates and other documents or other agreements and such questions of law that I have considered necessary or appropriate for the purposes of this opinion.  Upon the basis of such examination, I advise you that, in my opinion:

1.
Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no outstanding (i) securities or obligations of the Company, the Partnership or any Subsidiary convertible into or exchangeable for any capital stock of the Company, (ii) warrants, rights or options to subscribe for or purchase from the Company, the Partnership or any Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations or (iii) obligations of the Company, the Partnership or any Subsidiary to issue or sell any shares of capital stock, partnership interests or membership interests, as applicable, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options.

2.
Neither the Company nor the Partnership, nor, to my knowledge, any Subsidiary is (i) in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its charter, bylaws, certificate of limited partnership, partnership agreement or other organizational documents or (ii) in breach or default (nor has any event occurred which with notice, lapse of time or both would constitute a breach or default) in the performance or observance of any of its obligations, agreements, covenants or conditions contained in any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument known to me which the Company, the Partnership or any Subsidiary is a party or by which it or its properties are bound or affected, except for such breaches or defaults which would not individually or in the aggregate, have a Material Adverse Effect.

A-2-1

3.
Each Significant Subsidiary (as defined in Rule 1-02(w) of Regulation S-K) is validly existing as a corporation, limited liability company, or limited partnership. Each Subsidiary listed on Exhibit A is in good standing under the law of its jurisdiction of organization, and is duly qualified to do business and is in good standing as a foreign corporation in the jurisdictions set forth opposite its name on Exhibit A hereto.

4.
Each of the Significant Subsidiaries has the corporate power, limited liability company power or limited partnership power, as the case may be, to conduct its respective business and to own, lease and operate its respective properties as such business and properties are described in the Registration Statement and the Prospectus.

5.
With the exception of its interests in its consolidated subsidiaries, the Company does not own, directly or indirectly, capital stock or other equity interests in any other corporation, limited liability company, partnership, joint venture, trust or other entity

6.
The Securities, when issued in accordance with the Purchase Agreement against payment of the consideration set forth therein, will be free and clear of any pledge, lien, encumbrance, security interest or claim created by the Company.

7.	The issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, and are fully paid and non-assessable.

8.
The issued and outstanding shares of capital stock, units of partnership interests or membership interests of the Partnership and each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, and are owned of record directly or indirectly by the Company.

9.
To my knowledge, there are no contracts or documents of a character required to be filed as exhibits to the Registration Statement or summarized in the Registration Statement, the General Disclosure Package and the Prospectus that have not been so filed, summarized or described.

10.
The execution, delivery and performance of each of (i) the Purchase Agreement by the Company and the Partnership and the issuance by the Company of the Securities in accordance therewith, (ii) the Acquisition Agreement by the Company, and (iii) the Registration Rights Agreement by the Company (a) will not, to my knowledge, result in a breach of, or default that would reasonably be expected to have a Material Adverse Effect under any agreement, license, instrument, indenture, mortgage or deed of trust known to me to which the Company, the Partnership or any of their subsidiaries is a party or by which any of them or their respective properties may be bound or (b) conflict with the provisions of the organizational documents of any of the Company’s subsidiaries, except for such conflicts that would not individually, or in the aggregate, have a Material Adverse Effect.

A-2-2

11.
Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, to my knowledge, no agreement grants to any person the right to require the Company to file a registration statement under the 1933 Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the 1933 Act, except for any such rights that have been waived.

The foregoing opinions are limited to the Federal laws of the United States and the laws of the States of New York, Delaware (but only insofar as set forth in the Revised Uniform Limited Partnership Act of the State of Delaware) and Maryland (but only insofar as set forth in the Maryland General Corporation Law).

I have relied as to certain matters on information obtained from public officials and other sources believed by me to be responsible, and I have assumed that the original documents conformed to the specimens examined by me and that the signatures on all documents examined by me are genuine, assumptions which I have not independently verified but have no information to the contrary.

This opinion letter is furnished by me as counsel for the Company and the Partnership and may be relied upon by you and your successors and assigns.  I also consent to reliance on this opinion by Goodwin Procter LLP (“Goodwin Procter”) and Hunton & Williams  LLP (“Hunton & Williams”) in connection with the rendering of their opinions of even date herewith to the addressees hereof.  Except as set forth above, this opinion letter may not be used or relied upon by you, Goodwin Procter or Hunton & Williams, or quoted by you, Goodwin Procter or Hunton & Williams, for any other purpose or by any other person, nor may this opinion letter be furnished to any other person, without in each instance, my prior written consent.

This opinion letter is given as of the date hereof.  I assume no obligation to update or supplement this opinion letter to reflect any facts or circumstances which may hereafter come to my attention, including any subsequent changes in law or regulation, or the interpretation thereof.

Very truly yours,

A-2-3

EXHIBIT A-3

FORM OF TAX OPINION OF GOODWIN PROCTER LLP
TO BE DELIVERED PURSUANT TO SECTION 5(b)(iii)

GOLDMAN, SACHS & CO.
200 West Street
New York, New York 10282

Re:  DiamondRock Hospitality Company

Ladies and Gentlemen:

We have acted as counsel for DiamondRock Hospitality Company, a Maryland corporation (the “Company”), in connection with the preparation of the Company’s registration statement on Form S-3 (File No. 333-161298), dated August 12, 2009, as amended and supplemented by the preliminary prospectus supplement, dated [     ], 2012, and the final prospectus supplement, dated [     ], 2012 (together, the “Prospectus Supplement”), filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Registration Statement”), and sale by the Company of up to [          ] shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (including [         ] Shares to be sold in connection with the exercise of the Underwriter’s (as defined below) option to purchase additional shares) to you pursuant to the purchase agreement dated [     ], 2012 (the “Purchase Agreement”) among the Company, DiamondRock Hospitality Limited Partnership, a Delaware limited partnership (the “Operating Partnership”), and you (the “Underwriter”).  This opinion letter addresses the Company’s qualification as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”), the classification of the Operating Partnership for federal income tax purposes, and the accuracy of certain matters discussed in the Registration Statement under the heading “Federal Income Tax Considerations Related to our REIT Election” and in the Prospectus Supplement under the heading “Supplement to Federal Income Tax Considerations.”

The advice set forth herein is not intended for or written to be used, nor can it be used, by any taxpayer for the purpose of avoiding United States tax penalties that may be imposed on the taxpayer.  The advice contained herein was written to support the issuance and sale of the Shares.  You should seek advice based on your particular circumstances from an independent tax advisor.  The foregoing language is intended to satisfy the requirements under the regulations in Section 10.35 of Treasury Department Circular 230.

In rendering the following opinions, we have reviewed and relied upon the Articles of Amendment and Restatement of Articles of Incorporation dated as of June 25, 2004 and the Third Amended and Restated Bylaws of the Company dated as of December 15, 2009, each as amended from time to time and as in effect as of the date of this opinion letter, the Limited Partnership Agreement of the Operating Partnership dated as of June 4, 2004 and as in effect as of the date hereof, and such other records, certificates, and documents as we have deemed necessary or appropriate for purposes of rendering the opinions set forth herein.  For purposes of this opinion letter, we have assumed (i) the genuineness of all signatures on documents we have examined, (ii) the authenticity of all documents submitted to us as originals, (iii) the conformity to the original documents of all documents submitted to us as copies, (iv) the conformity, to the extent relevant to our opinions, of final documents to all documents submitted to us as drafts, (v) the authority and capacity of the individual or individuals who executed any such documents on behalf of any person, (vi) due execution and delivery of all such documents by all the parties thereto, (vii) the compliance of each party with all material provisions of such documents, and (viii) the accuracy and completeness of all records made available to us.

A-3-1

We also have reviewed and relied upon the representations, as to factual matters, and covenants of the Company and the Operating Partnership contained in a letter that they provided to us in connection with the preparation of this opinion letter (the “REIT Certificate”), and that we have discussed with the Company’s representative, regarding the ownership, organization and operations of the Company and the Operating Partnership and other matters affecting the Company’s ability to qualify as a REIT.  For purposes of this opinion letter, we assume that each such representation and covenant has been, is and will be true, correct and complete, that the Company, the Operating Partnership and their subsidiaries, as well as the managers of their hotels, have been, are and will be owned and operated in accordance with the REIT Certificate and that all representations and covenants that speak to the best of the belief and/or knowledge of any person(s) or party(ies), or are subject to similar qualification, have been, are and will continue to be true, correct and complete as if made without such qualification.  To the extent such representations and covenants speak to the intended ownership or operations of any person, we assume that such person will in fact be owned and operated in accordance with such stated intent.

Based upon the foregoing and subject to the limitations set forth herein, we are of the opinion that:

(i)           commencing with the Company’s taxable year ended December 31, 2005, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code and its current and proposed ownership and operations will allow the Company to continue to satisfy the requirements for qualification and taxation as a REIT under the Code for subsequent taxable years;

(ii)          as long as the Operating Partnership has only one partner for federal income tax purposes, it will be disregarded as an entity separate from the Company and if and when the Operating Partnership has two or more partners for federal income tax purposes, the Operating Partnership will be treated as a partnership within the meaning of Code Sections 7701(a)(2) and 761(a) and will not be treated as a publicly traded partnership taxable as a corporation under the rules of Code Section 7704; and

(iii)         the statements set forth under the heading “Federal Income Tax Considerations Related to our REIT Election” in the Registration Statement and under the heading “Supplement to Federal Income Tax Considerations” in the Prospectus Supplement, insofar as such statements constitute matters of law, summaries of legal matters, legal documents, contracts or legal proceedings, or legal conclusions, are correct in all material respects and do not omit to state a matter of law necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

A-3-2

*           *           *           *           *

We express no opinion other than the opinions expressly set forth herein.  Our opinions are not binding on the Internal Revenue Service or a court.  The Internal Revenue Service may disagree with and challenge our conclusions, and a court could sustain such a challenge.  Our opinions are based upon the Code, the Income Tax Regulations and Procedure and Administration Regulations promulgated thereunder and existing administrative and judicial interpretations thereof, all as in effect as of the date of this opinion letter.  Changes in applicable law could cause the federal income tax treatment of the Company or the Operating Partnership to differ materially and adversely from the treatment described above and render the tax discussion in the Registration Statement incorrect or incomplete.

We are rendering this opinion letter to you pursuant to Section 5(b) of the Purchase Agreement in connection with the sale of Shares and this opinion letter may not be relied upon by any other person or for any other purpose without our prior written consent.  This opinion letter speaks only as of the date hereof, and we undertake no obligation to update this opinion letter or to notify any person of any changes in facts, circumstances or applicable law (including without limitation any discovery of any facts that are inconsistent with the REIT Certificate).

Very truly yours,

A-3-3

EXHIBIT B

[Form of lock-up from directors, officers or other stockholders pursuant to Section 5(h)]

[     ], 2012

GOLDMAN, SACHS & CO.
200 West Street
New York, New York 10282

Re:           Proposed Public Offering by DiamondRock Hospitality Company

Dear Sirs:

The undersigned, a stockholder [and an officer and/or director] of DiamondRock Hospitality Company, a Maryland corporation (the “Company”), understands that Goldman, Sachs & Co. (the “Underwriter”) proposes to enter into a Purchase Agreement (the “Purchase Agreement”) with the Company and DiamondRock Hospitality Limited Partnership, a Delaware limited partnership, providing for the public offering of shares (the “Securities”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”).  In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder and an officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Underwriter that, during a period of [forty-five (45)] days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of the Underwriter, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing (collectively, the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

Notwithstanding the foregoing, the undersigned may sell, pledge or otherwise dispose of or transfer any shares of the Company’s Common Stock pursuant to a 10b5-1 plan that is in existence as of the date of this Agreement. Moreover, if:

(1)           during the last 17 days of the 45-day lock-up period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or

(2)           prior to the expiration of the 45-day lock-up period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 45-day lock-up period, the restrictions imposed by this lock-up agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Underwriter waive, in writing, such extension.

The undersigned hereby acknowledges and agrees that written notice of any extension of the 45-day lock-up period pursuant to the previous paragraph will be delivered by the Underwriter to the Company (in accordance with Section 14 of the Purchase Agreement) and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

[Signature page follows.]

Very truly yours,

Signature:

Print Name:

Exhibit C

FORM OF CFO CERTIFICATE

[DIAMONDROCK HOSPITALITY COMPANY LETTERHEAD]

July 9, 2012

GOLDMAN, SACHS & CO.
200 West Street
New York, New York 10282

Re:          Officer’s Accounting Certificate pursuant to Section 5(i) of the Underwriting Agreement

Reference is hereby made to the offering by DiamondRock Hospitality Company, a Maryland Corporation (the “Company”), of 20,000,000 shares of common stock, par value $0.01 per share, of the Company (the “Securities”), pursuant to the terms of the Underwriting Agreement, dated as of July 9, 2012, by and among the Company and DiamondRock Hospitality Limited Partnership, a Delaware limited partnership, on the one hand, and Goldman, Sachs & Co. (the “Underwriter”), on the other hand.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Underwriting Agreement.  The undersigned, Sean M. Mahoney, the duly appointed Executive Vice President and Chief Financial Officer of the Company, hereby certifies to the Underwriter on behalf of the Company that:

1)           As Executive Vice President and Chief Financial Officer of the Company, (A) I am responsible for the Company’s accounting and financial matters, (B) I am familiar with the Company’s financial statements and internal accounting records, and (C) I am familiar with and, together with the Company’s Chief Executive Officer, responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)).

2)           The undersigned, or members of the Company’s accounting staff with the oversight of the undersigned, have prepared the financial information for the Company’s fiscal quarter ended June 15, 2012 that appears under the captions “Our Company—Recent Developments—Second Quarter Preliminary Results” and “Our Company― Recent Developments—Non-GAAP Financial Measures” in the preliminary prospectus supplement of the Company dated July 9, 2012 (the “Second Quarter 2012 Financial Information”).  The amounts set forth in the Second Quarter 2012 Financial Information are preliminary and are derived from preliminary hotel operations and corporate accounting records; however, such amounts fairly present the information shown therein and have been determined on a basis consistent with the financial statements and similar operating or financial measures contained in or incorporated by reference in the Registration Statement and the General Disclosure Package.  The Second Quarter 2012 Financial Information is subject to normal and recurring adjustments that may arise during the financial statement closing process and review by KPMG LLP, the Company’s independent registered public accounting firm.  The assumptions used in the preparation of the Second Quarter 2012 Financial Information are reasonable and the adjustments used therein, based on information currently known to me, are appropriate.

3)           With respect to the unaudited historical operating statistics and financial results of the Additional Hotels for the five months ended May 31, 2011 and 2012 and the year ended December 31, 2011 set forth under the captions “Our Company—Recent Developments—Acquisition Portfolio—Historical Operating Results and Forecast” and “Our Company― Recent Developments—Non-GAAP Financial Measures” in the preliminary prospectus supplement of the Company dated July 9, 2012 (the “Additional Hotels Historical Information”), the undersigned, or members of the Company’s accounting staff with the oversight of the undersigned, have:

(a)            performed accounting procedures and due diligence on the Additional Hotels Historical Information that are appropriate for the review by the Company of unaudited historical operating statistics and financial results of hotels owned and operated by independent third parties included in the Company’s Exchange Act or Securities Act filings; and

(b)           inquired of appropriate officials of the Additional Hotels and their owners whether such Additional Hotels Historical Information fairly and accurately states the information presented therein.

4)           Nothing has come to the attention of the undersigned or any member of the Company’s accounting staff, after reasonable and appropriate inquiry, that would cause us to believe that (i) the Additional Hotels Historical Information was not prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis and (ii) the Additional Hotels Historical Information does not fairly and accurately present the information shown therein.

5)           With respect to the forecasted full year 2012 operating statistics and financial results for the Additional Hotels set forth under the captions “Our Company—Recent Developments—Acquisition Portfolio—Historical Operating Results and Forecast” and “Our Company― Recent Developments—Non-GAAP Financial Measures” in the preliminary prospectus supplement of the Company dated July 9, 2012 (the “2012 Projections”):

(a)           the undersigned, or members of the Company’s accounting staff with the oversight of the undersigned, have performed accounting procedures and due diligence on the 2012 Projections that are appropriate under the circumstances and consistent with the accounting procedures historically applied by the Company in its preparation of forecasted, projected or forward looking hotel operating statistics and financial results included in documents it furnishes or files with the Commission; and

(b)           the undersigned believes that the assumptions underlying the 2012 Projections are reasonable and have been properly applied to the applicable historical operating statistics and financial results of the Additional Hotels in the compilation of the 2012 Projections.

6)           The 2012 Projections (i) have been included by the Company in the General Disclosure Package in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances as determined by the Company and (ii) are accompanied by meaningful cautionary statements identifying those factors based on current expectations and assumptions that could cause actual results to differ materially from those in the 2012 Projections. No such statement was made with the knowledge of an executive officer of the Company that such statement was false or misleading at the time such statement was made.

7)           At the request of the Underwriter, the undersigned has read the items identified on the copies of certain pages of the General Disclosure Package attached hereto as Exhibit A and has performed the following procedures, which were applied as indicated with respect to this certificate as explained below:

A.
Amounts were extrapolated from preliminary financial statements of the Company that were derived from preliminary hotel operating results and corporate expenses. The preliminary financial statements, which are prepared on a basis consistent with the financial statements incorporated by reference in the General Disclosure Package, are subject to normal and recurring adjustments during the financial statement close process.

B.	[Removed.]

C.	[Removed.]

D.	Amounts were extrapolated from preliminary financial statements of the Additional Hotels that were derived from preliminary hotel operating results of the Additional Hotels.

E.	Proved arithmetic accuracy of the amounts based on the data in the accounting records described in paragraph D. above.

F.	Proved arithmetic accuracy of EBITDA of the Additional Hotels (individually or on a consolidated basis, as applicable), and found such amounts to be in agreement.

8)           This certificate is to assist the Underwriter and its counsel in conducting and documenting their investigation of the affairs of the Company in connection with the offer and sale of the Securities.  Each of Goodwin Procter LLP, counsel to the Company, and Hunton & Williams LLP, counsel to the Underwriter, is entitled to rely on this certificate in connection with the opinions and letters that each firm is rendering to the Underwriter pursuant to the Underwriting Agreement.  Except as set forth above, this certificate may not be used or relied upon by the Underwriter, Goodwin Procter or Hunton & Williams, or quoted by the Underwriter, Goodwin Procter LLP or Hunton & Williams LLP, for any other purpose or by any other person, nor may this certificate be furnished to any other person, without in each instance, the Company’s prior written consent.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned has executed this certificate on this _____ day of July 2012.

DIAMONDROCK HOSPITALITY COMPANY

By:
Name:	Sean M. Mahoney
Title:	Executive Vice President and
Chief Financial Officer

[Signature page to CFO Certificate of the Company]